Exhibit 99.1

Opening doors to the future℠

The Right Properties in the Right Markets

Fourth Quarter 2008

Forward
http://www

U3K Opening doors to the future[5] The Right Properties in the Right Markets Fourth Quarter 2008

Table of Contents 1 Portfolio Overview 3 Orange County, CA 7 Metro D.C. 11 San Francisco Bay Area, CA 15 Tampa, FL 19 Seattle, WA 23 Baltimore, MD 27 LA County, CA 31 Dallas, TX 35 Orlando, FL 39 Richmond, VA 43 Nashville, TN 47 Monterey, CA 51 San Diego County, CA 53 Jacksonville, FL 55 Norfolk / Virginia Beach, VA 57 Inland Empire, CA 59 Phoenix, AZ 61 Sacramento, CA 63 Portland, OR 65 Austin, TX

UDR (NYSE:UDR) is a leading multifamily real estate investment trust (REIT) with a demonstrated performance history of delivering superior and dependable returns by successfully managing, buying, selling, developing and redeveloping attractive real estate properties in targeted U.S. markets. For over 35 years, UDR has delivered long-term value to shareholders, the best standard of service to residents, and the highest quality experience for associates .. Additional information can be found on the Company’s website atwww.udr.com. UDR Portfolio Characteristics Rank Market Pro forma NOI % of Total* Same Store Homes Non-Mature Homes Homes _____ Average in Active _____ Monthly Devt.** Income*** •1 QT.E, ,ocu ooo lo ,4oo 9 n :::::: 18 19 20 Sacramento, CA Portland, OR Austin, TX 1-7 = 1.4 1.3 914 716 250 390 932 988 954 94.6% 1,797 $ 1,187 9,929 31,332 TOTAL****: *2009 pro forma full portfolio NOI, including jvs, planned acquisitions, developments, redevelopments, etc. **lncludes joint-venture properties ***Per occupied home, as of December 31, 2008 ****Excludes 2,108 SS homes, 1,019 non-mature homes and 719 homes in development in other markets

UDR has transformed its portfolio by completing a $1.7 billion sale of 25,684 homes and reinvesting $1.1 billion to acquire 4,728 homes in 14 new communities.% 2008 NOI50%* MD5%1 •**! DC 7% 24% «12%J _____ As a result of these transactions:· Our properties are concentrated in markets withabove average job growth expectations and low singlefamily home affordability, and UDR’s average monthlyrent has grown to nearly $1,200. · Nearly 95 percent of our net operating income comes from our top 20 markets — with 50 percent coming from the West Coast and 24 percent coming from the Washington DC corridor. We intend to create value through the following redevelopment and development i nitiatives. Redevelopment · In 2008, we completed the redevelopment of 1,678 homes in six communities, with a total incremental investment by the Company of $79 million, or $47,163 per home. · Going forward, our redevelopment pipeline includes 598 apartment homes in two communities, with a total incremental investment by the Company of $29 million, or $48,185 per home. Development · In 2008, we completed the development of 1,715homes in six communities (including one joint venturean d two pre-sale properties), at an average cost perhome of $162,000. · Going forward, the Company has approximately $454 million of active development and predevelopment projects underway, comprising 2,970 homes in nine communities, with two-thirds of the projects scheduled for delivery in 2010. To date, the Company has construction loans in place for all but one of the projects and is currently negotiating for the remaining $43 million of required financing. · Most of the Company’s future development opportunities involve increasing density on operating properties that are currently generating income, as well as five parcels of entitled land representing a total investment of $73 million, less than two percent of the Company’s total assets. Average Monthly Rents vs. PeersAVB $1,935 BRE • $1,508 ESS • $1,398 EQR ;! $1,362 PPS • $1,303 UDR $[1]>187 HME ; $1,142’ CRT • $969 AIV _____ I; $964 CLP • j; $779 MAA ; $754 Source: Individual Company Reports *4Q 2008 data is not yet available for HME

Orange County Market Fact Sheet
Market Statistics & Peer Comparison

Orange County Portfolio	Homes
Same Store Pool	4,067
Non-Matures	296
Homes in Development	—

Total	4,363
MRQ Mo. Inc./ Occ. Home (SS)	$1,590
MRQ Occupancy (SS)	94.9%

Company	# Homes (SS)	Avg. Rent
UDR	4,067	$1,590
BRE	2,997	1,572
CPT	1,216	1,539
ESS	2,016	1,498
EQR	3,180	1,477
AVB	1,174	1,342
AIV	247	1,303

Total	14,897	$1,521
Orange County is UDR’s #1
market and is expected to
contribute 13.9% of the
Company’s 2009 total
pro forma NOI.
Orange County Market Statistics

2009 Market Forecast		Home Affordability		Supply/Demand
Effective Rent (MRQ)	$1,626	Ave. Market Rent	$1,521	Job Growth MRQ	-2.5%
Occupancy (MRQ)	93.9%	Mo Payment: Entry Level*:		Job Growth ‘9F	-3.1%
Eff. Rent Growth ‘09F	-7.9%	Home	$2,575	Job Growth Nat’l Avg. ‘09F	-2.2%
Eff. Rent Growth ‘10F	0.9%	Condo	$2,161	Housing Stock (MRQ)
Eff. Rent Growth ‘11F	7.9%	% Discount/Rent to Own	30% - 40%	Renter	364,220
		Median Home Price (MRQ)	$500,000	% of Total	37.3%
		Housing Affordability Score^	46	Multifamily permits ‘08	1,970
		Median Income (MRQ)	$84,100	Total permits ‘09F	1,950

Sources: AXIOMetrics and Company Reports, Most Recent Quarter (MRQ), ^Merrill Lynch Apartment Monitor, Latest Available Data (LAD)
* Assumes 30 yr fixed at 6.3%
Recent Activity
The Orange County, California market represents UDR’s largest concentration of apartment homes as measured by NOI. These homes are in premier costal locations; many communities are west of the 405 beltway, only minutes from the beach. The Company is creating value in this market through the following initiatives:
•	Acquisitions: Mesa Verde Villas, a 296-home community, was purchased in Q2 in Costa Mesa, CA. This community is a twin to Pine Brook Village, a 200-home community. Both were constructed by the same builder and share the same architecture, design and floor plans. Pine Brook Village and Mesa Verde (now Pine Brook Village II) also share a main entry into both properties, making Mesa Verde an excellent candidate to be merged with Pine Brook. This merger creates value immediately through operating efficiencies in leasing staff, maintenance staff and purchasing.
The local economy has recently softened due to the loss of jobs in the sub-prime lending industry, but long-term prospects are excellent. Orange County’s economy is larger than all but 31 nations in the world. The region enjoys employment diversity, a highly educated work force and an attractive year round climate affording a variety of recreational activities. The area is home to the world-famous Disneyland Resort and Knott’s Berry Farm; Newport Beach’s Fashion Island; and Huntington Beach (Surf City USA), featuring the longest recreational pier in the state.

Orange County
Market Fact Sheet
Villa Venetia Pine Brook Village Pine Brook Village II Acquired 2Q 2008 Harbor at Mesa Verde Huntington Villas

Orange County
Market Fact Sheet
Coronado North Coronado South

Orange County
Market Fact Sheet

		Year Built			Inc. per Occ.
Operating Properties	# Homes	ReDev	Redev.	Occupancy	Home
1 Pacific Shores	264	2003	K/B	95.2%	$1,568
2 Huntington Villas	400	1972	K/B	95.5%	1,718
3 Huntington Vista	220	1970	K/B	95.9%	1,830
4 Harbor at Mesa Verde	384	2003	K/B	93.7%	1,659
5 Pine Brook Village	200	1979	K/B	95.9%	1,696
7 Villa Venetia	468	2008	Future	95.2%	1,685
8 Missions at Back Bay	104	1969	K/B	94.7%	1,537
9 Coronado North	732	2000	K/B	95.2%	1,460
10 Coronado South	715	2000	K/B	94.3%	1,499
11 Pacific Palms	149	1962	—	96.9%	1,375
12 Foxborough	90	1969	—	95.0%	1,852
13 Vista del Rey	116	1969	K/B	95.4%	1,457
14 The Arboretum at Lake Forest	225	1970	K/B	91.8%	1,600

Sub Total	4,067			94.9%	1,590
Non-Mature and Other
6 Pine Brook Village II	296	1975	—	96.7%	1,740

Sub Total	296			96.7%	1,740

Grand Total	4,363			95.0%	$1,600

			Net
			Carrying
		Est.	Value	Purchase Price
Future Development Opportunities	Status	# Homes	($000s)	($000s)
15 Mission Viejo	Entitled Land	250	$19,038	$17,300

Metro DC Market Fact Sheet
Market Statistics & Peer Comparison

Metro DC Portfolio	Homes
Same Store Pool	2,050
Non-Matures	1,935
Homes in Development	—

Total	3,985
MRQ Mo. Inc./ Home (SS)	$1,420
MRQ Occupancy (SS)	96.1%

Company	# Homes (SS)	Ave. Rent
PPS	2,177	$1,841
AVB	3,213	1,728
CPT	3,451	1,513
UDR	2,050	1,420
EQR	9,043	1,409
HME	4,553	1,289
AIV	6,663	1,199
CLP	258	1,044

Total	31,408	$1,419
Metro DC is UDR’s #2
market and is expected to
contribute 11.4% of the
Company’s 2009 total
pro forma NOI.
Metro DC Market Statistics

2009 Market Forecast		Home Affordability		Supply/Demand
Effective Rent (MRQ)	$1,360	Ave. Market Rent	$1,419	Job Growth MRQ	0.9%
Occupancy (MRQ)	94.3%	Mo Payment: Entry Level*:		Job Growth ‘09F	1.1%
Eff. Rent Growth ‘09F	0.6%	Home	$1,762	Job Growth Nat’l Avg. ‘09F	-2.2%
Eff. Rent Growth ‘10F	4.2%	Condo	$1,464	Housing Stock (MRQ)
Eff. Rent Growth ‘11F	4.8%	% Discount/Rent to Own	3% - 19%	Renter	511,015
		Median Home Price (MRQ)	$332,700	% of Total	33.3%
		Housing Affordability Score^	104	Multifamily permits ‘08	5,532
		Median Income (MRQ)	$99,000	Total permits ‘09F	10,750
Sources: AXIOMetrics and Company Reports, Most Recent Quarter (MRQ), ^Merrill Lynch Apartment Monitor, Latest Available Data (LAD)
* Assumes 30 yr fixed at 6.3%
Recent Activity
UDR has expanded its presence in this market by buying communities in lease-up and well-located properties with renovation potential:
•	In the first quarter of 2008, we purchased Circle Towers, a mixed-use development that includes 606 apartment homes and more than 50,000 SF of office and retail space for $138.4M. Also in the first quarter, we purchased Delancey at Shirlington Village, a 241-home community in Alexandria, VA, for $85M.
•	In the second quarter of 2008, we completed the full redevelopment of Wellington Place, a 372-home community in Manassas, VA that we purchased for $50.1M, or $135,000 per home, in 2005.
•	In the second quarter of 2008, we began full redevelopment of Taylor Place, a 218-home mid-rise community, located in Arlington, VA.
Marcus and Millichap Research Services ranked DC the #3 best market (out of 43) in 2009 based on a series of 12-month forward-looking supply and demand indicators, including forecast employment change, vacancy, construction, housing affordability and rents. According to Apartment Finance Today (January/February 2009), Washington, DC is “the ultimate hold market when the economy struggles.”

Metro DC
Market Fact Sheet
Delancey at Shirlington — Acquired 1Q 2008 Sullivan Place — Acquired 4Q 2007

Metro DC
Market Fact Sheet
Wellington Place — Redeveloped 2008 Taylor Place Undergoing Redevelopment Andover House Acquired 1Q 2007 Circle Towers Acquired 1Q 2008 Waterside Towers

Metro DC
Market Fact Sheet

		Year Built			Inc. per Occ.
Operating Properties	# Homes	ReDev	Redev.	Occupancy	Home
1 Ridgewood I	274	1988	K/B	93.5%	$1,395
3 Andover House	171	2004	—	94.7%	2,314
4 Waterside Towers	550	1971	K/B	97.3%	1,547
7 Presidential Greens	396	1938	K/B	96.2%	1,134
8 The Calvert	187	1962	K/B	97.9%	1,341
12 Dominion Middle Ridge	280	1990	K/B	95.8%	1,314
13 Dominion Lake Ridge	192	1987	K/B	96.4%	1,278

Subtotal	2,050			96.1%	1,420
Non-Mature and Other
5 Circle Towers	606	1972	Full	91.7%	1,452
6 Taylor Place — under redevelopment	218	2008	Full	62.2%	1,443
9 Delancey at Shirlington — in lease-up	241	2008	—	92.1%	2,123
10 Sullivan Place — in lease-up	498	2007	—	95.7%	1,692
11 Wellington Place	372	2008	Full	93.1%	1,264

Subtotal	1,935			89.7%	1,565

Grand Total	3,985			93.0%	$1,488

		Current	Est.	Est. Cost	Est. Cost	Est.
Development Opportunities	Status	# Homes	# Homes	($000)	per Home	Completion
14 Signal Hill — Woodbridge, VA	Active	—	360	$82,700	$229,722	3Q10

Net
			Carrying	Purchase
		Est.	Value	Price
Future Development Opportunities	Status	# Homes	($000s)	($000s)
2 2400 14th Street	Entitled Land	255	$38,657	$31,750

San Francisco Market Fact Sheet
Market Statistics & Peer Comparison

San Francisco Portfolio	Homes
Same Store Pool	1,768
Non-Matures	571
Homes in Development	—

Total	2,339
MRQ Mo. Inc./ Occ. Home (SS)	$1,879
MRQ Occupancy (SS)	95.4%

Company	# Homes (SS)	Ave. Rent
AVB	2,328	$2,210
BRE	1,265	2,150
EQR	736	1,932
UDR	1,768	1,879
ESS	765	1,569
AIV	496	1,546

Total	7,358	$1,981
San Francisco is UDR’s #3
market and is expected to
contribute 8.6% of the
Company’s 2009 total
pro forma NOI.
San Francisco Market Statistics

2009 Market Forecast		Home Affordability		Supply/Demand
Effective Rent (MRQ)	$1,994	Ave. Market Rent	$1,981	Job Growth MRQ	-0.4%
Occupancy (MRQ)	95.4%	Mo Payment: Entry Level*:		Job Growth ‘09F	-1.3%
Eff. Rent Growth ‘09F	-3.7%	Home	$3,720	Job Growth Nat’l Avg. ‘09F	-2.2%
Eff. Rent Growth ‘10F	2.9%	Condo	$3,142	Housing Stock (MRQ)
Eff. Rent Growth ‘11F	8.0%	% Discount/Rent to Own	37% - 47%	Renter	330,681
		Median Home Price (MRQ)	$765,500	% of Total	49.1%
		Housing Affordability Score^	52	Multifamily permits ‘08	2,578
		Median Income (MRQ)	$94,300	Total permits ‘09F	2,125
Sources: AXIOMetrics and Company Reports, Most Recent Quarter (MRQ), ^Merrill Lynch Apartment Monitor, Latest Available Data (LAD)
* Assumes 30 yr fixed at 6.3%
Recent Activity
In July 2008, the Company acquired Almaden Lake Village, a 250-home community in San Jose, located adjacent to the Almaden Station for the Valley Transit Authority (VTA). This station provides direct light rail access to Silicon Valley employment centers and downtown San Jose. The property is also located one mile from the popular Westfield Oakridge Regional Mall, and the property is adjacent to Lake Almaden, providing residents direct access to a popular recreational area.
In the first quarter of 2008, UDR acquired Edgewater, a 193-home community in the Mission Bay district of San Francisco. The property was constructed in 2007 and is strategically located near public transportation and entertainment venues.
In the fourth quarter of 2007, the Company expanded its presence in this market with the purchase of Crest Marin, a 104-home community in San Rafael. The community is located directly adjacent to Highlands of Marin, an existing UDR property. Both properties will be completely renovated with new exterior siding, kitchens, baths, and more with expected rent increases of approximately $200 - $250 per home.
San Francisco was ranked the #1 best market (out of 43) for 2009 by Marcus and Millichap Research Services, based on a series of 12-month forward-looking supply and demand indicators, including forecast employment change, vacancy, construction, housing affordability and rents. Major employers in the area include the University of California (San Francisco), United Airlines, Wells Fargo & Co., Kaiser Permanente, Genentech, Oracle and others. The region enjoys employment diversity, a highly educated work force and an attractive year round climate affording a variety of recreational activities. The median existing home price is $765,500 making this one of the least affordable markets in the U.S.

San Francisco
Market Fact Sheet
Edgewater — Acquired 1Q 2008

San Francisco
Market Fact Sheet
Almaden Lake Village Acquired 3Q 2008 2000 Post - Redeveloped 2007 River Terrace Highlands of Marin - Acquired 4Q 2007

San Francisco
Market Fact Sheet

		Year Built			Inc. per Occ.
Operating Properties	# Homes	ReDev	Redev.	Occupancy	Home
1 Highlands of Marin	220	1991	Future	95.7%	$1,715
2 Crossroads Apartments	130	1986	K/B	95.3%	1,477
3 2000 Post Street I	304	1987	K/B	95.6%	2,305
5 Bay Terrace	120	1962	—	96.7%	1,981
6 Lake Pines	288	1972	Future	93.2%	1,590
7 Birch Creek	184	1968	—	96.6%	1,815
8 River Terrace	250	2005	—	94.5%	2,114
9 Marina Playa	272	1971	—	96.6%	1,730

Subtotal	1,768			95.4%	1,879
Non-Mature
1 Highlands of Marin II	104	2008	Full	98.1%	1,390
3 2000 Post Street II	24	2007	—	95.5%	2,206
4 Edgewater	193	2008	—	95.7%	2,924
10 Almaden Lake Village	250	1999	—	97.1%	1,670

Subtotal	571			96.7%	2,060

Grand Total	2,339			95.7%	$1,924

Tampa Market Fact Sheet
Market Statistics & Peer Comparison

Tampa Portfolio	Homes
Same Store Pool	3,081
Non-Matures	595
Homes in Development	140

Total	3,816
MRQ Mo. Inc./ Occ. Home (SS)	$942
MRQ Occupancy (SS)	93.5%

Company	# of Homes (SS)	Ave. Rent
PPS	2,117	$1,293
UDR	3,081	942
CLP	318	921
MAA	1,120	833
EQR	2,887	811
AIV	3,307	809
CPT	5,503	795

Total	18,333	$887
Tampa is UDR’s #4
market and is expected to
contribute 5.5% of the
Company’s 2009 total
pro forma NOI.
Tampa Market Statistics

2009 Market Forecast		Home Affordability		Supply/Demand
Effective Rent (MRQ)	$824	Ave. Market Rent	$887	Job Growth MRQ	-2.3%
Occupancy (MRQ)	91.2%	Mo Payment: Entry Level*:		Job Growth ‘09F	-2.8%
Eff. Rent Growth ‘09F	-6.3%	Home	$1,091	Job Growth Nat’l Avg. ‘09F	-2.2%
Eff. Rent Growth ‘10F	-0.9%	Condo	$889	Housing Stock (MRQ)
Eff. Rent Growth ‘11F	1.3%	% Discount/Rent to Own	0% - 19%	Renter	321,771
		Median Home Price (MRQ)	$173,400	% of Total	29.0%
		Housing Affordability Score^	108	Multifamily permits ‘08	4,275
		Median Income (MRQ)	$56,500	Total permits ‘09F	7,300
Sources: AXIOMetrics and Company Reports, Most Recent Quarter (MRQ), ^Merrill Lynch Apartment Monitor, Latest Available Data (LAD)
* Assumes 30 yr fixed at 6.3%
Recent Activity
The Company has demonstrated success in creating additional value from its Tampa properties in a variety of ways:
•	New Development — In the third quarter of 2008, we completed the purchase of a 249-home community, Vintage Lofts, at North Hyde Park in Tampa, utilizing 1031 exchange funds from the March 2008 portfolio sale. This property is currently under development at a budgeted cost of $52M, with an expected completion date of 1Q ’09.
•	Redevelopment — we recently completed full redevelopment of The Breyley, a 209-home community in Clearwater. In addition to the redevelopment program, we have completed more than 1,600 kitchen and bath renovations.
Recent issues in the housing and lending sectors have slowed Tampa’s economy but AXIOMetrics reported 2008 job growth in a number of sectors, including education and health services, government, other services, leisure and hospitality and trade, and construction, transportation and utilities.

Tampa
Market Fact Sheet
MacAlpine Place The Breyley — Redeveloped 2008

Tampa
Market Fact Sheet
Island Walk Redeveloped 2007 Sugar Mill Creek Gallery at Bayport Vintage Lofts - Acquired 3Q 2008 In Development - Expected Completion 1Q ‘09

Tampa
Market Fact Sheet

		Year Built			Inc. per Occ.
Operating Properties	# Homes	ReDev	Redev.	Occupancy	Home
1 MacAlpine Place	478	2007	—	95.2%	$1,104
3 Sugar Mill Creek	212	1988	K/B	95.3%	902
4 Bay Meadows	288	1985	K/B	95.1%	973
5 Inlet Bay at Gateway	464	1988	Full	93.6%	974
6 Island Walk	400	2007	Full	91.8%	1,032
9 Cambridge Woods	275	1985	K/B	94.7%	852
10 Summit West	266	1972	—	91.6%	861
11 Lakewood Place	346	1986	K/B	94.6%	839
12 Hunters Ridge	352	1992	K/B	90.1%	800

Subtotal	3,081			93.5%	942

Non-Mature
2 The Breyley Apartments	209	2008	Full	93.5%	966
7 Gallery at Bayport	277	2007	Full	71.8%	1,005

Subtotal[1]	595			82.7%	986

Grand Total[1]	3,816			89.1%	$947

		Current	Est.	Est. Cost	Est. Cost
Homes in Development	Status	# Homes	# Homes	($000)	per Home
8 Vintage Lofts[2]	Active	109	249	$52,000	$208,835
(1) Includes 109 completed homes at Vintage Lofts
(2) Vintage Lofts is a presale development property purchased in Q3 2008 with an expected completion date of Q1 2009

Seattle Market Fact Sheet
Market Statistics & Peer Comparison

Seattle Portfolio	Homes
Same Store Pool	1,270
Non-Matures	455
Homes in Development	274

Total	1,999
MRQ Mo. Inc./ Occ. Home (SS)	$1,210
MRQ Occupancy (SS)	94.9%

Company	# of Homes (SS)	Ave. Rent
AIV	348	$1,286
BRE	3,211	1,283
UDR	1,270	1,210
AVB	2,159	1,208
ESS	5,164	1,151
EQR	6,886	1,142

Total	19,038	$1,183
Seattle is UDR’s #5 market
and is expected to
contribute 5.4% of the
Company’s 2009 total
pro forma NOI.
Seattle Market Statistics

2009 Market Forecast		Home Affordability		Supply/Demand
Effective Rent (MRQ)	$1,162	Ave. Market Rent	$1,183	Job Growth MRQ	0.5%
Occupancy (MRQ)	94.0%	Mo Payment: Entry Level*:		Job Growth ‘09F	-1.8%
Eff. Rent Growth ‘09F	-2.2%	Home	$1,935	Job Growth Nat’l Avg. ‘09F	-2.2%
Eff. Rent Growth ‘10F	-2.7%	Condo	$1,612	Housing Stock (MRQ)
Eff. Rent Growth ‘11F	0.4%	% Discount/Rent to Own	27% – 39%	Renter	367,516
		Median Home Price (MRQ)	$350,000	% of Total	36.0%
		Housing Affordability Score^	76	Multifamily permits ‘08	7,226
		Median Income (MRQ)	$81,400	Total permits ‘09F	9,350
Sources: AXIOMetrics and Company Reports, Most Recent Quarter (MRQ), ^Merrill Lynch Apartment Monitor, Latest Available Data (LAD)
* Assumes 30 yr fixed at 6.3%
Recent Activity
UDR has been expanding its presence in the Seattle market in a number of ways, including the acquisition of two new communities in 2008:
•	Island Square, a mixed-use development with 235 apartment homes, 25K square feet of retail and 14K square feet of office space, located on Mercer Island, with access to both downtown Seattle and Bellevue job centers.
•	Hearthstone at Merrill Creek, a 220-home community located in Merrill Creek Business Park, home to employers including Campbell’s Soup, TRW Aeronautical Systems, The Fluke Company, and Boeing.
•	The acquisition of Borgata Apartments in May, 2007. This is a mixed-use community with 71-apartment homes and 5,358 square feet of retail space in Bellevue.
•	Closing on a 49% joint venture interest in 989elements in January, 2007. This is a recently completed 23-story high-rise mixed use property located in the central business district of Bellevue, with 166-apartment homes and 17,611 square feet of commercial space.
•	UDR has two joint venture developments with Su Development in which UDR has a 49% interest:
•	Ashwood Commons, a 274-home high-rise community with ground floor retail. Construction is underway with expected completion in the third quarter of 2009.

•	Bellevue Plaza, a 430-home high-rise community with ground floor retail. This property is planned for future development.

Seattle
Market Fact Sheet
Island Square — Acquired 3Q 2008 Hearthstone at Merrill Creek Acquired 2Q 2008 The Borgata Acquired 2Q 2007

Seattle
Market Fact Sheet
The Kennedy The Hawthorne The Kennedy 989elements 989elements Operating Joint Venture Ashwood Commons Active Development — Unconsolidated Joint-Venture Estimated Completion 3Q 2009

Seattle
Market Fact Sheet

		Year Built			Inc. per Occ.
Operating Properties	# Homes	ReDev	Redev.	Occupancy	Home
2 The Hawthorne Apartments	284	2003	—	97.7%	$1,404
3 The Kennedy Building	125	2005	—	93.4%	1,640
4 Arbor Terrace	276	1996	K/B	92.1%	847
8 Borgata Apartment Homes	71	2001	K/B	96.6%	2,231
10 Crown Pointe	196	1987	K/B	94.4%	958
11 Hilltop	156	1985	K/B	94.1%	1,017
12 Aspen Creek	162	1996	—	96.8%	981

Subtotal	1,270			94.9%	1,210

Non-Mature and Other
1 Hearthstone at Merrill Creek	220	2000	—	96.2%	1,209
5 989elements (Operating JV — 49%)	166	2007	—	94.0%	1,927
9 Island Square	235	2007	—	88.8%	1,675

Subtotal (UDR)[1]	455			92.4%	1,440

Grand Total (UDR)[1]	1,725			95.3%	$1,266

		Current	Est. #	Est. Cost	Cost per	Expected
Homes in Development	Status	# Homes	Homes	($000)	Home	Completion
7 Ashwood Commons (JV — 49%)[2]	Active	—	274	$49,000	$365,000	3Q 09

Net
			Carrying	Purchase
		Est.	Value	Price
Future Development Opportunities	Status	# Homes	($000s)	($000s)
6 Bellevue Plaza (JV — 49%)[2]	Entitled Land	430	$20,884	$11,760
1 Excludes joint venture homes.
2 Dollar amounts, except for cost per home, are calculated based on UDR’s ownership percentage of 49%.

Baltimore Market Fact Sheet
Market Statistics & Peer Comparison

Baltimore Portfolio	Homes
Same Store Pool	1,556
Non-Matures	564
Homes in Development	—

Total	2,120
MRQ Mo. Inc./ Home (SS)	$1,178
MRQ Occupancy (SS)	96.6%

Company	# of Homes (SS)	Ave. Rent
CPT	628	$1,392
AEC	316	1,357
AVB	1,278	1,272
UDR	1,556	1,178
AIV	1,084	1,110
HME	6,284	1,014
EQR	884	975

Total	12,030	$1,097
Baltimore is UDR’s #6
market and is expected to
contribute 5.4% of the
Company’s 2009 total
pro forma NOI.
Baltimore Market Statistics

2009 Market Forecast		Home Affordability		Supply/Demand
Effective Rent (MRQ)	$1,041	Ave. Market Rent	$1,097	Job Growth MRQ	-0.2%
Occupancy (MRQ)	94.0%	Mo Payment: Entry Level*:		Job Growth ‘09F	-0.6%
Eff. Rent Growth ‘09F	-0.4%	Home	$1,009	Job Growth Nat’l Avg. ‘09F	-2.2%
Eff. Rent Growth ‘10F	1.9%	Condo	$818	Housing Stock (MRQ)
Eff. Rent Growth ‘11F	2.7%			Renter	307,537
		Median Home Price (MRQ)	$279,200	% of Total	30.9%
		Housing Affordability Score^	98	Multifamily permits ‘08	1,922
		Median Income (MRQ)	$78,200	Total permits ‘09F	4,650
Sources: AXIOMetrics and Company Reports, Most Recent Quarter (MRQ), ^Merrill Lynch Apartment Monitor, Latest Available Data (LAD)
* Assumes 30 yr fixed at 6.3%
Recent Activity
In the first quarter of 2008, we acquired Dulaney Crescent, a 264-home community in Towson, MD. The Company has demonstrated success in creating additional value in this market in a variety of ways:
•	Redevelopment — in the second quarter of 2008, we completed the full redevelopment of Dominion Great Oaks, a 300-home community now known as Ellicott Grove.

•	In addition to the redevelopment program, we have completed more than 1,000 kitchen and bath renovations.
The area has a stable employment base led by substantial government jobs and institutional employment in the education and health sectors.

Baltimore
Market Fact Sheet
Dulaney Crescent — Acquired 1Q 2008

Baltimore
Market Fact Sheet
Arbor View Ellicott Grove Redeveloped 2008 Tamar Meadow

Baltimore
Market Fact Sheet

		Year Built			Inc. per Occ.
Operating Properties	# Homes	ReDev	Redev.	Occupancy	Home
1 Dominion at Eden Brook	232	1984	K/B	97.0%	$1,224
2 Dominion Kings Place	170	1983	K/B	97.2%	1,219
3 Tamar Meadow	178	1990	K/B	94.8%	1,395
5 Lakeside Mill	192	1989	K/B	97.8%	1,143
7 Calvert’s Walk	276	1988	K/B	95.8%	1,091
8 Dominion Constant Friendship	136	1990	K/B	95.9%	1,136
9 Arborview	372	1992	K/B	97.1%	1,120

Subtotal	1,556			96.6%	1,178
Non-Mature
4 Ellicott Grove	300	2008	Full	96.6%	1,292
6 Dulaney Crescent	264	2003	—	95.9%	1,607

Subtotal	564			96.3%	1,439

Grand Total	2,120			96.5%	$1,247

Los Angeles County Market Fact Sheet
Market Statistics & Peer Comparison

LA County Portfolio	Homes
Same Store Pool	1,052
Non-Matures	626
Homes in Development	—

Total	1,678
MRQ Mo. Inc./ Home (SS)	$1,536
MRQ Occupancy (SS)	95.3%

Company	# of Homes (SS)	Ave. Rent
AIV	2,347	$2,328
CPT	538	2,061
AVB	2,392	1,789
ESS	3,312	1,708
BRE	2,237	1,704
EQR	6,346	1,658
UDR	1,052	1,536

Total	18,224	$1,781
LA County is UDR’s #7
market and is expected to
contribute 5.4% of the
Company’s 2009 total
pro forma NOI.
LA County Market Statistics

2009 Market Forecast		Home Affordability		Supply/Demand
Effective Rent (MRQ)	$1,744	Ave. Market Rent	$1,781	Job Growth MRQ	-0.6%
Occupancy (MRQ)	94.0%	Mo Payment: Entry Level*:		Job Growth ‘09F	-1.5%
Eff. Rent Growth ‘09F	-4.5%	Home	$2,041	Job Growth Nat’l Avg. ‘09F	-2.2%
Eff. Rent Growth ‘10F	-0.7%	Condo	$1,703	Housing Stock (MRQ)
Eff. Rent Growth ‘11F	2.2%	% Discount/Rent to Own	0% – 13%	Renter	1,623,435
		Median Home Price (MRQ)	$387,000	% of Total	51.0%
		Housing Affordability Score^	62	Multifamily permits ‘08	8,370%
		Median Income (MRQ)	$59,800	Total permits ‘09F	9,000
Sources: AXIOMetrics and Company Reports, Most Recent Quarter (MRQ), ^Merrill Lynch Apartment Monitor, Latest Available Data (LAD)
* Assumes 30 yr fixed at 6.3%
Recent Activity
UDR has expanded its presence in this market with one recent acquisition, one recently completed development and one recently completed redevelopment:
•	Tierra del Rey, Marina del Rey, CA — a 170-home community acquired in the fourth quarter of 2007 for $76M.

•	Jefferson at Marina del Rey — 298 homes developed at an average cost of $463,000 per home. This property was completed in the third quarter of 2008 and is now in lease-up.

•	Pine@Sixth, a 158-home redevelopment community completed in the third quarter of 2008.
Marcus and Millichap Research Services ranked LA the #4 best market (out of 43) in 2009 based on a series of 12-month forward-looking supply and demand indicators, including forecast employment change, vacancy, construction, housing affordability and rents. Major employers in LA include Kaiser Permanente, Northrup Grummon, Boeing, The Kroger Company, the University of Sothern California and others. The region enjoys a highly educated work force and an attractive year round climate affording a variety of recreational activities.

LA County
Market Fact Sheet
Tierra del Rey — Acquired 4Q 2007 Pine@Sixth — Redeveloped 3Q 2008

LA County
Market Fact Sheet

9 The Crest at Phillips Ranch

7 Villas at San Dimas

1 Ocean Villas

Jefferson at Marina del Rey 2 *Development Completed 3Q 2008*

The Crest at Phillips Ranch Ocean Villas Development Completed 3Q 2008 Jefferson at Marina del Rey Villas at San Dimas Pine@Sixth – Redeveloped 3Q 2008

LA County
Market Fact Sheet

		Year Built			Inc. per Occ.
Operating Properties	# Homes	ReDev	Redev.	Occupancy	Home
1 Ocean Villas	119	1965	—	97.2%	$1,496
6 Rosebeach	174	1970	K/B	93.7%	1,454
7 The Villas at San Dimas	156	1981	K/B	94.5%	1,490
8 The Villas at Bonita	102	1981	—	95.9%	1,466
9 The Crest at Phillips Ranch	501	1989	K/B	95.4%	1,603

Subtotal	1,052			95.3%	1,536
Non-Mature and Other
2 Jefferson at Marina del Rey (in lease-up)	298	2008	—	46.3%	1,836
3 Tierra del Rey	170	1999	K/B	92.8%	2,434
5 Pine@Sixth	158	2008	Full	95.6%	1,366

Subtotal	626			71.4%	1,888

Grand Total	1,678			86.4%	$1,645

Net
			Carrying	Purchase
		Est. #	Value	Price
Future Development Opportunities	Status	Homes	($000s)	($000s)
4 3033 Wilshire	Entitled Land	190	$11,989	$11,027

Dallas Market Fact Sheet
Market Statistics & Peer Comparison

Dallas Portfolio	Homes
Same Store Pool	305
Non-Matures	2,742
Homes in Development	1,001

Total	4,048
MRQ Mo. Inc./ Home (SS)	$1,633
MRQ Occupancy (SS)	97.0%

Company	# of Homes (SS)	Ave. Rent
UDR	305	$1,633
PPS	3,428	1,088
EQR	3,191	871
CPT	4,277	765
AIV	1,561	764
CLP	2,468	721
MAA	3,391	705

Total	18,621	$840
Dallas is UDR’s #8
market and is expected to
contribute 5.2% of the
Company’s 2009 total
pro forma NOI.
Dallas Market Statistics

2009 Market Forecast		Home Affordability		Supply/Demand
Effective Rent (MRQ)	$816	Ave. Market Rent	$840	Job Growth MRQ	1.4%
Occupancy (MRQ)	92.4%	Mo Payment: Entry Level*:		Job Growth ‘09F	-1.4%
Eff. Rent Growth ‘09F	-1.4%	Home	$1,009	Job Growth Nat’l Avg. ‘09F	-2.2%
Eff. Rent Growth ‘10F	-0.3%	Condo	$818	Housing Stock (MRQ)
Eff. Rent Growth ‘11F	0.8%	% Discount/Rent to Own	0% – 14%	Renter	529,053
		Median Home Price (MRQ)	$150,200	% of Total	37.3%
		Housing Affordability Score^	136	Multifamily permits ‘08	12,145
		Median Income (MRQ)	$64,800	Total permits ‘09F	20,000
Sources: AXIOMetrics and Company Reports, Most Recent Quarter (MRQ), ^Merrill Lynch Apartment Monitor, Latest Available Data (LAD)
* Assumes 30 yr fixed at 6.3%
Recent Activity
The Company has been active in the Dallas market in a variety of ways:
•	In the third quarter of 2008, we completed construction of 302 homes at Lincoln at Towne Square within the Company’s Texas joint-venture.

•	In the first quarter of 2008, we acquired Legacy Village (three communities) consisting of 1,043 homes in the Plano submarket.

•	In the fourth quarter of 2007, we completed construction of 202 homes at Riachi at One21 in the Dallas suburb of Plano. Construction of 198 units in Phase II of the community has begun and completion is anticipated in 2009.

•	An assemblage of 99 acres in Addison, named Vitruvian Park, was completed in the second quarter of 2007, and the Company broke ground on Phase I of development in the second quarter of 2008. Currently, the Company is developing 320 homes at Vitruvian Park, with expected completion in 2010. The remaining land is home to operating properties with 1,013 homes delivering annual NOI of $3.7 million.
The Dallas economy is diverse with significant employment in the energy sector, trade, transportation, government, education and the health sector.

Dallas
Market Fact Sheet
Legacy Village — Acquired 1Q 2008 THIRTY377 Lincoln at Towne Square (Texas JV) Development Completed 3Q 2008

Dallas
Market Fact Sheet
Riachi at One21 Phase I — Completed 2008 Phase II — Expected Completion 2009 The Meridian (Texas JV) Springhaven (Existing, Vitruvian Park) Vitruvian Park Phase I — Expected Completion 2010

Dallas
Market Fact Sheet

		Year Built			Inc. per Occ.
Operating Properties	# Homes	ReDev	Redev.	Occupancy	Home
11 THIRTY377	305	2007	K/B	97.0%	$1,633

Subtotal	305			97.0%	1,633
Non-Mature and Other
1 Cliffs, The (JV)	400	1992	—	95.8%	800
2 Mandolin, The (JV)	486	2003	—	97.3%	1,004
3 Meridian II, The (JV)	520	2002	—	96.2%	859
5 Legacy Village	1,043	'05-'07	—	96.1%	1,019
6 Lincoln at Towne Square (JV)	769	2008	—	95.5%	965
7 Villas at Ridgeview	48	2007	—	97.6%	1,761
8 Riachi at One21	258	2007	—	95.4%	1,004
9 Highlands of Preston (in redevelopment)	380	2007	—	83.1%	790
10 Vitruvian Park	1,013		—	93.6%	672

Subtotal (UDR)[1]	2,742			93.3%	874

Grand Total (UDR)[1]	3,047			93.7%	$953

		Current	Est.	Est, Cost	Est. Cost		Est.
Homes in Development	Status	# Homes	# Homes	($000)	per Home		Completion
4 Mustang Park (Presale)	Active		289	$29,000	$100,346		3Q09
8 Riachi at One21 — Phase II	Active	56	200	17,900	89,500		1Q09
10 Vitruvian Park — Phase I	Active		392	66,500	169,643	[2]	3Q10
12 Belmont (formerly Bennett)	Active		465	62,900	$135,269		2Q10

Total[3]			1,001	$176,300

1 Excludes unconsolidated JV homes.
2 Includes 16,050 square feet of retail space.
3 Excludes Mustang Park (pre-sale) and 56 completed homes at Riachi at One21.

Orlando Market Fact Sheet
Market Statistics & Peer Comparison

Orlando Portfolio	Homes
Same Store Pool	2,500
Non-Matures	667
Homes in Development	—

Total	3,167
MRQ Mo. Inc./ Home (SS)	$954
MRQ Occupancy (SS)	92.7%

Company	# of Homes (SS)	Ave. Rent
PPS	427	$1,351
CLP	1,755	1,018
AEC	288	976
UDR	2,500	954
EQR	6,984	874
CPT	3,296	852
AIV	3,680	820
MAA	288	788

Total	19,218	$894
Orlando is UDR’s #9
market and is expected to
contribute 4.9% of the
Company’s 2009 total
pro forma NOI.
Orlando Market Statistics

2009 Market Forecast		Home Affordability		Supply/Demand
Effective Rent (MRQ)	$830	Ave. Market Rent	$894	Job Growth MRQ	-1.1%
Occupancy (MRQ)	90.8%	Mo Payment: Entry Level*:		Job Growth ‘09F	-1.9%
Eff. Rent Growth ‘09F	-4.9%	Home	$1,281	Job Growth Nat’l Avg. ‘09F	-2.2%
Eff. Rent Growth ‘10F	-0.7%	Condo	$1,052	Housing Stock (MRQ)
Eff. Rent Growth ‘11F	1.3%	% Discount/Rent to Own	15% - 30%	Renter	248,958
		Median Home Price (MRQ)	$213,400	% of Total	32.8%
		Housing Affordability Score^	96	Multifamily permits ‘08	5,086
		Median Income (MRQ)	$59,200	Total permits ‘09F	7,300

Sources: AXIOMetrics and Company Reports, Most Recent Quarter (MRQ), ^Merrill Lynch Apartment Monitor, Latest Available Data (LAD)
* Assumes 30 yr fixed at 6.3%
Recent Activity
UDR has demonstrated success in creating additional value from its Orlando properties in a variety of ways:
•	Redevelopment: In 2007, we completed full redevelopment of Canopy Villas (296 homes) and Altamira Place (360 homes). In 2008, Canopy Villas was awarded a beautification award by the city of Orlando and Keep Orlando Beautiful Inc., which recognized the success of the redevelopment.

•	Development: In the first quarter of 2008, we completed the purchase of a 371-home presale community, The Place at Millenia.
Orlando’s economy has been impacted by the housing slump and high fuel prices. The local economy is influenced by the leisure and hospitality industry but is diversified with significant employment in the transportation and utility sectors as well. Major employers include Walt Disney World, Wal-Mart Stores, Florida Hospital, Publix Supermarkets, Universal Orlando Resort, Orlando Regional Healthcare System, University of Central Florida and others.

Orlando
Market Fact Sheet
Ashton at Waterford Lakes
Regatta Shores
Seabrook

Orlando
Market Fact Sheet

5 Altamira Place - *Redeveloped 2007*

9 Canopy Villas – *Redeveloped 2007*

10 The Place at Millenia
Presale Completed 2008

Seville on the Green 2

Altamira Place — Redeveloped 2007
Canopy Villas — Redeveloped 2007
The Place at Millenia Presale Completed 2008
Seville on the Green

Orlando
Market Fact Sheet

		Year Built			Inc. per Occ.
Operating Properties	# Homes	ReDev	Redev.	Occupancy	Home
1 Regatta Shores	256	2007	Full	89.1%	$828
2 Seville on the Green	170	2004	—	94.9%	985
3 Lotus Landing	260	2006	K/B	89.3%	819
4 Los Altos	328	2004	K/B	93.2%	940
5 Altamira Place	360	2007	Full	94.8%	930
6 Alafaya Woods	296	2006	Full	91.9%	985
7 Seabrook	200	2004	—	92.9%	932
8 Ashton at Waterford Lakes	292	2000	Full	94.0%	1,144
11 Arbors at Lee Vista	338	2007	K/B	93.4%	993

Subtotal	2,500			92.7%	954
Non-Mature and Other
9 Canopy Villas (in lease-up)	296	2007	Full	90.4%	1,008
10 The Place at Millenia (in lease-up)	371	2007	Full	84.9%	989

Subtotal	667			87.3%	998

Grand Total	3,167			91.6%	$963

Richmond Market Fact Sheet
Market Statistics & Peer Comparison

Richmond Portfolio	Homes
Same Store Pool	1,958
Non-Matures	253
Homes in Development	—

Total	2,211
MRQ Mo. Inc./ Home (SS)	$1,016
MRQ Occupancy (SS)	95.3%

Company	# of Homes (SS)	Ave. Rent
UDR	1,958	$1,016
AEC	240	1,001
AIV	320	855
CLP	1,654	845

Total	2,214	$864
Richmond is UDR’s #10
market and is expected to
contribute 4.6% of the
Company’s 2009 total
pro forma NOI.
Richmond Market Statistics

2009 Market Forecast		Home Affordability		Supply/Demand
Effective Rent (MRQ)	$884	Ave. Market Rent	$864	Job Growth MRQ	-0.7%
Occupancy (MRQ)	93.7%	Mo Payment: Entry Level*:		Job Growth ‘09F	-1.8%
Eff. Rent Growth ‘09F	-2.9%	Home	$1,291	Job Growth Nat’l Avg. ‘09F	-2.2%
Eff. Rent Growth ‘10F	-0.6%	Condo	$1,060	Housing Stock (MRQ)
Eff. Rent Growth ‘11F	0.9%	% Discount/Rent to Own	18% - 33%	Renter	146,226
		Median Home Price (MRQ)	$217,900	% of Total	31.2%
		Housing Affordability Score^	116	Multifamily permits ‘08	825
		Median Income (MRQ)	$69,300	Total permits ‘09F	3,800

Sources: AXIOMetrics and Company Reports, Most Recent Quarter (MRQ), ^Merrill Lynch Apartment Monitor, Latest Available Data (LAD)
* Assumes 30 yr fixed at 6.3%
Recent Activity
UDR’s apartment communities in the Richmond market are in excellent locations and the Company has invested to modernize the homes with the following:
•	Redevelopment: Two communities, Legacy at Mayland and Gayton Pointe Townhomes, have been completely redeveloped. Legacy at Mayland, with 576 homes, was completed in 2007, and Gayton Pointe, with 253 homes, was completed in 2008.
Richmond has a diversified economy with significant employment in the government sector and in trade, transportation and utilities.

Richmond
Market Fact Sheet

1 Carriage Homes at Wyndham

4 Legacy at Mayland
Redeveloped 2007

Carriage Homes at Wyndham
Legacy at Mayland Redeveloped 2007

Richmond
Market Fact Sheet
Dominion Olde West
Dominion Creekwood
Waterside at Ironbridge
Gayton Pointe Redeveloped 2008

Richmond
Market Fact Sheet

		Year Built			Inc. per Occ.
Operating Properties	# Homes	ReDev	Redev.	Occupancy	Home
1 Carriage Homes at Wyndham	264	1998	K/B	94.4%	$1,335
2 Dominion West End	350	1989	K/B	96.8%	967
4 Legacy at Mayland	576	2007	Full	96.4%	1,046
5 Dominion Creekwood	216	1984	K/B	95.7%	878
6 Dominion Olde West	287	1978	Full	92.8%	894
7 Waterside at Ironbridge	265	1987	K/B	93.9%	948

Subtotal	1,958			95.3%	1,016

Non-Mature
3 Gayton Pointe Townhomes	253	2008	Full	96.7%	1,303

Subtotal	253			96.7%	1,303

Grand Total	2,211			95.5%	$1,049

Nashville Market Fact Sheet
Market Statistics & Peer Comparison

Nashville Portfolio	Homes
Same Store Pool	1,874
Non-Matures	386
Homes in Development	—

Total	2,260
MRQ Mo. Inc./ Home (SS)	$893
MRQ Occupancy (SS)	95.6%

Company	# of Homes (SS)	Ave. Rent
CLP	349	$945
UDR	1,874	893
EQR	396	893
AIV	1,830	857
MAA	1,855	770

Total	6,304	$849
Nashville is UDR’s #11
market and is expected to
contribute 3.6% of the
Company’s 2009 total
pro forma NOI.
Nashville Market Statistics

2009 Market Forecast		Home Affordability		Supply/Demand
Effective Rent (MRQ)	$769	Ave. Market Rent	$849	Job Growth MRQ	-0.9%
Occupancy (MRQ)	92.0%	Mo Payment: Entry Level*:		Job Growth ‘09F	-1.9%
Eff. Rent Growth ‘09F	-3.8%	Home	$950	Job Growth Nat’l Avg. ‘09F	-2.2%
Eff. Rent Growth ‘10F	-1.0%	Condo	$768	Housing Stock (MRQ)
Eff. Rent Growth ‘11F	0.6%	% Discount/Rent to Own	0% – 11%	Renter	177,467
		Median Home Price (MRQ)	$155,900	% of Total	30.3%
		Housing Affordability Score^	N/A	Multifamily permits ‘08	1,204
		Median Income (MRQ)	$63,200	Total permits ‘09F	6,000
Sources: AXIOMetrics and Company Reports, Most Recent Quarter (MRQ), ^Merrill Lynch Apartment Monitor, Latest Available Data (LAD)
* Assumes 30 yr fixed at 6.3%
Recent Activity
UDR has demonstrated success in creating additional value from its Nashville properties with the following:
•	Redevelopment – In 2008, we completed the full redevelopment of Polo Park, a 386-home community we purchased for $20.9M, or $54,082 per home, in 2006.
Nashville has a diversified economy with significant employment in trade, transportation and utilities and education and health care.

Nashville
Market Fact Sheet
The Preserve at Brentwood
Carrington Hills

Nashville
Market Fact Sheet
The Colonnade
Hickory Run
Breckenridge
Polo Park Redeveloped 2008

Nashville
Market Fact Sheet

		Year built			Inc. per Occ.
Operating Properties	# Homes	ReDev	Redev.	Occupancy	Home
1 Legacy Hill	206	1977	K/B	96.0%	$881
2 Brookridge	176	1986	K/B	94.9%	721
3 Breckenridge	190	1986	K/B	94.0%	761
4 Hickory Run	294	1989	K/B	94.6%	822
6 The Colonnade	288	1998	K/B	94.8%	832
7 The Preserve at Brentwood	360	1998	K/B	96.7%	1,023
8 Carrington Hills	360	1999	K/B	96.8%	1,029

Subtotal	1,874			95.6%	893
Non-Mature
5 Polo Park	386	1987	Full	93.9%	828

Subtotal	386			93.9%	828

Grand Total	2,260			95.3%	$882

Monterey/Salinas Market Fact Sheet
Market Statistics & Peer Comparison

Monterey Portfolio	Homes
Same Store Pool	1,565
Non-Matures	—
Homes in Development	—

Total	1,565
MRQ Mo. Inc./ Home (SS)	$1,113
MRQ Occupancy (SS)	94.8%

Company	# of Homes (SS)	Ave. Rent
UDR	1,565	$1,113

Total	1,565	$1,113
Monterey is UDR’s #12
market and is expected to
contribute 3.5% of the
Company’s 2009 total
pro forma NOI.
Monterey Market Statistics

2009 Market Forecast		Home Affordability		Supply/Demand
Effective Rent (MRQ)	$1,168	Ave. Market Rent	$1,113	Job Growth MRQ	0.1%
Occupancy (MRQ)	95.4%	Mo Payment: Entry Level*:		Job Growth ‘09F	-1.7%
Eff. Rent Growth ‘09F	-0.9%	Home	$1,557	Job Growth Nat’l Avg. ‘09F	-2.2%
Eff. Rent Growth ‘10F	1.8%	Condo	$1,288	Housing Stock (MRQ)
Eff. Rent Growth ‘11F	2.9%	% Discount/Rent to Own	14% – 29%	Renter	61,203
		Median Home Price (MRQ)	$290,000	% of Total	48.6%
		Housing Affordability Score^	N/A	Multifamily permits ‘08	219
		Median Income (MRQ)	$64,800	Total permits ‘09F	455
Sources: AXIOMetrics and Company Reports, Most Recent Quarter (MRQ), ^Merrill Lynch Apartment Monitor, Latest Available Data (LAD)
* Assumes 30 yr fixed at 6.3%
Recent Activity
UDR’s Monterey portfolio consists of 1,565 apartment homes in seven communities in Salinas, CA. Average monthly rents are $1,113.
The Salinas economy is heavily influenced by the agricultural industry and is known as “America’s Salad Bowl”. The market has heavy population fluctuations related to the seasonality of the farming industry with highs in the March-November months. UDR’s occupancy tends to fluctuate between 91% in the low season and as high as 98% in the high season.

Monterey/Salinas Market Fact Sheet

		Year Built			Inc. per Occ.
Operating Properties	# Homes	ReDev	Redev.	Occupancy	Home
1 The Pointe at Harden Ranch	439	1973	K/B	95.2%	$1,266
2 Boronda Manor	204	1977	K/B	95.5%	1,078
3 The Pointe at Northridge	187	1975	K/B	95.4%	1,176
4 Laurel Tree	157	1979	K/B	93.4%	996
5 Cambridge Court	332	1974	K/B	94.0%	1,023
6 Garden Court	107	1986	—	98.2%	981
7 The Pointe at Westlake	139	1979	K/B	93.2%	1,034

Grand Total	1,565			94.8%	$1,113

San Diego County Market Fact Sheet
Market Statistics & Peer Comparison

San Diego Portfolio	Homes
Same Store Pool	1,123
Non-Matures	—
Homes in Development	—

Total	1,123
MRQ Mo. Inc./ Home (SS)	$1,412
MRQ Occupancy (SS)	95.0%

Company	# of Homes (SS)	Ave. Rent
CPT	879	$1,706
EQR	4,000	1,548
BRE	3,957	1,542
AVB	1,057	1,457
UDR	1,123	1,412
AIV	1,830	1,408
ESS	2,984	1,155

Total	15,830	$1,449
San Diego is UDR’s #13
market and is expected to
contribute 3.1% of the
Company’s 2009 total
pro forma NOI.
San Diego Market Statistics

2009 Market Forecast		Home Affordability		Supply/Demand
Effective Rent (MRQ)	$1,440	Ave. Market Rent	$1,449	Job Growth MRQ	-1.1%
Occupancy (MRQ)	94.8%	Mo Payment: Entry Level*:		Job Growth ‘09F	-1.9%
Eff. Rent Growth ‘09F	-4.9%	Home	$1,996	Job Growth Nat’l Avg. ‘09F	-2.2%
Eff. Rent Growth ‘10F	-1.1%	Condo	$1,665	Housing Stock (MRQ)
Eff. Rent Growth ‘11F	1.5%	% Discount/Rent to Own	13% – 27%	Renter	461,022
		Median Home Price (MRQ)	$379,750	% of Total	44.1%
		Housing Affordability Score^	68	Multifamily permits ‘08	2,997
		Median Income (MRQ)	$72,100	Total permits ‘09F	3,800
Sources: AXIOMetrics and Company Reports, Most Recent Quarter (MRQ), ^Merrill Lynch Apartment Monitor, Latest Available Data (LAD)
* Assumes 30 yr fixed at 6.3%
Recent Activity
San Diego was ranked the #2 best market for 2009 (out of 43) by Marcus and Millichap Research Services, based on a series of 12-month forward-looking supply and demand indicators, including forecast employment change, vacancy, construction, housing affordability and rents. Major employers in the area include Naval Base Coronado, University of California (San Diego), Sharp Health Care, Scripps Health, Qualcomm, San Diego State University and others. The local housing market has softened and home ownership is less attainable. While San Diego County experienced a loss of jobs in 2007 and 2008 due to the fall out of the sub prime market, as well as loss of construction starts, it continues to be an attractive place to live with its diverse population, and its highly skilled and educated workforce. In addition, the climate is very mild year round and provides multiple options for outdoor activities and tourism.

San Diego
Market Fact Sheet
Milazzo

San Diego
Market Fact Sheet

3 Rancho Vallecitos

1 Presidio at Rancho del Oro

2 Villas at Carlsbad

5 Summit at Mission Bay

Rancho Vallecitos Presidio at Rancho del Oro Villas at Carlsbad Summit at Mission Bay

San Diego
Market Fact Sheet

		Year Built			Inc. per Occ.
Operating Properties	# Homes	ReDev	Redev.	Occupancy	Home
1 Presidio at Rancho del Oro	264	1987	K/B	93.5%	$1,273
2 Villas at Carlsbad	102	1966	—	93.7%	1,565
3 Rancho Vallecitos	184	1988	K/B	94.2%	1,514
4 Milazzo	250	1986	K/B	95.1%	1,558
5 Summit at Mission Bay	323	1953	—	97.2%	1,304

Grand Total	1,123			95.0%	$1,412

Net
			Carrying	Purchase
		Est.	Value	Price
Future Development Opportunities	Status	# Homes	($000s)	($000s)
1 Presidio — Phase II	Entitled Land	65	$2,352	$1,525

Jacksonville Market Fact Sheet
Market Statistics & Peer Comparison

Jacksonville Portfolio	Homes
Same Store Pool	1,857
Non-Matures	—
Homes in Development	—

Total	1,857
MRQ Mo. Inc./ Home (SS)	$858
MRQ Occupancy (SS)	92.5%

Company	# of Homes (SS)	Ave. Rent
UDR	1,857	$858
AIV	1,775	836
EQR	3,954	799
MAA	3,346	760

Total	9,075	$792
Jacksonville is UDR’s #14
market and is expected to
contribute 2.6% of the
Company’s 2009 total
pro forma NOI.
Jacksonville Market Statistics

2009 Market Forecast		Home Affordability		Supply/Demand
Effective Rent (MRQ)	$781	Ave. Market Rent	$792	Job Growth MRQ	-1.9%
Occupancy (MRQ)	89.6%	Mo Payment: Entry Level*:		Job Growth ‘09F	-2.3%
Eff. Rent Growth ‘09F	-4.0%	Home	$1,076	Job Growth Nat’l Avg. ‘09F	-2.2%
Eff. Rent Growth ‘10F	-0.4%	Condo	$876	Housing Stock (MRQ)
Eff. Rent Growth ‘11F	0.4%	% Discount/Rent to Own	10% – 26%	Renter	157,002
		Median Home Price (MRQ)	$175,600	% of Total	31.0%
		Housing Affordability Score^	125	Multifamily permits ‘08	1,942
		Median Income (MRQ)	$63,900	Total permits ‘09F	7,050
Sources: AXIOMetrics and Company Reports, Most Recent Quarter (MRQ), ^Merrill Lynch Apartment Monitor, Latest Available Data (LAD)
* Assumes 30 yr fixed at 6.3%
Recent Activity
UDR has demonstrated success in creating additional value from its Jacksonville properties in a variety of ways:
•	In 2007, we acquired The Kensley Apartment Homes, a 300-home community, for $34.2M, or $114,000 per home.

•	We have also completed a limited scope reposition of 352 homes at Green Tree Place.
Jacksonville’s household income is slightly above the US average. Annual job growth is expected to decline, feeling the pressure of the weakened national business climate. Most new jobs are coming from professional, business services, education, health services as well as leisure and hospitality industries.

Jacksonville Market Fact Sheet

		Year Built			Inc. per Occ.
Operating Properties	# Homes	ReDev	Redev.	Occupancy	Home
1 The Kensley Apartment Homes	300	2004	—	87.6%	$876
2 Westland Park	405	1990	K/B	91.1%	824
3 St John’s Plantation	400	1989	K/B	92.8%	901
4 Green Tree Place	352	1986	K/B	95.3%	859
5 The Antlers	400	1985	—	94.8%	836

Grand Total	1,857			92.5%	$858

Norfolk/VA Beach Market Fact Sheet
Market Statistics & Peer Comparison

Norfolk/VA Beach Portfolio	Homes
Same Store Pool	1,438
Non-Matures	—
Homes in Development	—

Total	1,438
MRQ Mo. Inc./ Home (SS)	$944
MRQ Occupancy (SS)	93.4%

Company	# of Homes (SS)	Ave. Rent
AEC	268	$1,361
AIV	2,043	950
UDR	1,438	944
CLP	497	794

Total	4,246	$956
Norfolk is UDR’s #15
market and is expected to
contribute 2.6% of the
Company’s 2009 total
pro forma NOI.
Norfolk/VA Market Statistics

2009 Market Forecast		Home Affordability		Supply/Demand
Effective Rent (MRQ)	$929	Ave. Market Rent	$956	Job Growth MRQ	1.3%
Occupancy (MRQ)	93.0%	Mo Payment: Entry Level*:		Job Growth ‘09F	-1.2%
Eff. Rent Growth ‘09F	-1.8%	Home	$1,425	Job Growth Nat’l Avg. ‘09F	-2.2%
Eff. Rent Growth ‘10F	-1.3%	Condo	$1,175	Housing Stock (MRQ)
Eff. Rent Growth ‘11F	0.8%	% Discount/Rent to Own	19% – 33%	Renter	217,725
		Median Home Price (MRQ)	$242,200	% of Total	34.9%
		Housing Affordability Score^	98	Multifamily permits ‘08	1,835
		Median Income (MRQ)	$65,100	Total permits ‘09F	3,825
Sources: AXIOMetrics and Company Reports, Most Recent Quarter (MRQ), ^Merrill Lynch Apartment Monitor, Latest Available Data (LAD)

* Assumes 30 yr fixed at 6.3%
Recent Activity
Norfolk/Virginia Beach apartment communities are in solid locations and the Company has invested to modernize the homes in the following way:
•	Kitchen and Bath Program: Over 1,400 kitchen and bath renovations have been completed at an average cost of $9,760.
Virginia Beach has a diversified economy with significant employment in the government sector and in trade, transportation and utilities.

Norfolk/VA Beach Market Fact Sheet

		Year Built			Inc. per Occ.
Operating Properties	# Homes	ReDev	Redev.	Occupancy	Home
1 Woodscape	296	1974	—	92.6%	$803
2 Forest Lakes at Oyster Pt.	296	1986	K/B	96.7%	969
3 Dominion Yorkshire Downs	202	1987	K/B	90.5%	946
4 Heather Lake	252	1972	K/B	90.9%	945
5 Dominion Waterside/Lynnhaven	192	1966	K/B	93.9%	971
6 Eastwind	200	1970	K/B	95.3%	1,080

Grand Total	1,438			93.4%	$944

Inland Empire, CA Market Fact Sheet
Market Statistics & Peer Comparison

Inland Empire Portfolio	Homes
Same Store Pool	1,074
Non-Matures	—
Homes in Development	—

Total	1,074
MRQ Mo. Inc./ Home (SS)	$1,302
MRQ Occupancy (SS)	93.8%

Company	# of Homes (SS)	Ave. Rent
UDR	1,074	$1,302
CPT	264	1,230
EQR	4,441	1,221
BRE	2,929	1,175
AVB	320	992
AIV	198	900
ESS	276	766

Total	9,502	$1,189
Inland Empire is UDR’s
#16 market and is
expected to contribute
2.4% of the Company’s
2009 total pro forma NOI.
Inland Empire Market Statistics

2009 Market Forecast		Home Affordability		Supply/Demand
Effective Rent (MRQ)	$1,161	Ave. Market Rent	$1,189	Job Growth MRQ	-2.6%
Occupancy (MRQ)	93.4%	Mo Payment: Entry Level*:		Job Growth ‘09F	-3.3%
Eff. Rent Growth ‘09F	-4.5%	Home	$1,296	Job Growth Nat’l Avg. ‘09F	-2.2%
Eff. Rent Growth ‘10F	-0.1%	Condo	$1,065	Housing Stock (MRQ)
Eff. Rent Growth ‘11F	2.6%	% Discount/Rent to Own	0% – 8%	Renter	403,123
		Median Home Price (MRQ)	$225,000	% of Total	32.4%
		Housing Affordability Score^	N/A	Multifamily permits ‘08	2,956
		Median Income (MRQ)	$62,000	Total permits ‘09F	7,575
Sources: AXIOMetrics and Company Reports, Most Recent Quarter (MRQ), ^Merrill Lynch Apartment Monitor, Latest Available Data (LAD)
* Assumes 30 yr fixed at 6.3%
Recent Activity
In the Inland Empire market, UDR is improving existing homes though its Kitchen and Bath Program. Approximately 200 kitchen and bath renovations have been completed at an average cost of $8,802 and we are realizing an average annual return of 13.5%. Originally, we achieved average rent increases of 13.5% per home at Waterstone at Murrieta ($975 before and $1,075 after), and rents have continued to climb to $1,091.
San Bernardino County is known as the “transportation hub of the Southwestern United States,” according to Grubb & Ellis. With Ontario International Airport, the County hosts one of the 15 busiest cargo airports in the country. Freight trains roll through the region on two of the busiest transcontinental rail lines in the nation. This region offers a diversified economy, cultural amenities, and an attractive quality of life for individuals and families, as well as businesses, seeking to relocate. A safe, family-oriented environment and a well-educated work force combine to make Inland Empire an ideal place to live, work and play.

Inland Empire Market Fact Sheet

		Year Built			Inc. per Occ.
Operating Properties	# Homes	ReDev	Redev.	Occupancy	Home
1 Verano at Town Square	414	2006	—	96.2%	$1,516
2 Windemere/Sycamore Heights	240	2001	—	93.8%	1,235
3 Waterstone at Murietta	420	1990	K/B	91.5%	1,091

Grand Total	1,074			93.8%	$1,302

Phoenix Market Fact Sheet
Market Statistics & Peer Comparison

Phoenix Portfolio	Homes
Same Store Pool	914
Non-Matures	449
Homes in Development	382

Total	1,745
MRQ Mo. Inc./ Home (SS)	$940
MRQ Occupancy (SS)	94.1%

Company	# of Homes (SS)	Ave. Rent
UDR	914	$940
BRE	1,898	850
CPT	1,729	826
CLP	952	821
EQR	11,066	773
MAA	240	751
AIV	5,012	680

Total	21,811	$771
Phoenix is UDR’s #17
market and is expected to
contribute 2.0% of the
Company’s 2009 total
pro forma NOI.
Phoenix Market Statistics

2009 Market Forecast		Home Affordability		Supply/Demand
Effective Rent (MRQ)	$756	Ave. Market Rent	$771	Job Growth MRQ	-3.7%
Occupancy (MRQ)	89.8%	Mo Payment: Entry Level*:		Job Growth ‘09F	-3.1%
Eff. Rent Growth ‘09F	-4.9%	Home	$1,078	Job Growth Nat’l Avg. ‘09F	-2.2%
Eff. Rent Growth ‘10F	-1.7%	Condo	$877	Housing Stock (MRQ)
Eff. Rent Growth ‘11F	-0.1%	% Discount/Rent to Own	12% – 28%	Renter	456,220
		Median Home Price (MRQ)	$185,100	% of Total	31.5%
		Housing Affordability Score^	133	Multifamily permits ‘08	5,711
		Median Income (MRQ)	$64,200	Total permits ‘09F	17,500
Sources: AXIOMetrics and Company Reports, Most Recent Quarter (MRQ), ^Merrill Lynch Apartment Monitor, Latest Available Data (LAD)
* Assumes 30 yr fixed at 6.3%
Recent Activity
UDR is expanding its presence in this market with the following:
•	In the third quarter of 2008, the Company purchased Waterford at Peoria — a 200-home presale development community completed in the third quarter.
•	The Residences at Stadium Village is an active development project — with 382 homes being built at an estimated average cost of $124,000 per home, with an expected completion in 2010.
Key local industries include trade, transportation and utilities, professional and business, education and health, leisure and hospitality and government. The market has outstanding recreational and extra-curricular activities, an attractive year round climate, a reasonable cost of living and a young educated work force. Phoenix offers ample room for continued job growth and population growth as the economy recovers.

Phoenix Market Fact Sheet

		Year Built			Inc. per Occ.
Operating Properties	# Homes	ReDev	Redev.	Occupancy	Home
3 Sierra Canyon	236	2001	—	94.9%	$915
4 Finisterra	356	1997	—	93.7%	952
5 Sierra Foothills	322	1998	—	94.0%	945

Sub Total	914			94.1%	940

Non-Mature
2 Waterford Peoria (In lease-up)	200	2008	—	46.8%	995
6 Sierra Palms	249	1997	—	81.9%	889

Sub Total	449			66.3%	922

Grand Total	1,363			84.9%	$935

		# of	Budgeted	Cost per	Expected
Development Opportunities	Status	Homes	Cost (000)	Home	Completion
1 Residences/Stadium	Active	382	$47,400	$124,084	1Q10
Expected Completion 2010 Completed 3Q 2008

Sacramento Market Fact Sheet
Market Statistics & Peer Comparison

Sacramento Portfolio	Homes
Same Store Pool	914
Non-Matures	—
Homes in Development	—

Total	914
MRQ Mo. Inc./ Home (SS)	$932
MRQ Occupancy (SS)	94.2%

Company	# of Homes (SS)	Ave. Rent
BRE	1,152	$1,087
AIV	180	1,018
EQR	272	954
UDR	914	932

Total	2,518	$1,012
Sacramento is UDR’s #18
market and is expected to
contribute 1.7% of the
Company’s 2009 total
pro forma NOI.
Sacramento Market Statistics

2009 Market Forecast		Home Affordability		Supply/Demand
Effective Rent (MRQ)	$1,005	Ave. Market Rent	$1,012	Job Growth MRQ	-1.9%
Occupancy (MRQ)	92.6%	Mo Payment: Entry Level*:		Job Growth ‘09F	-2.0%
Eff. Rent Growth ‘09F	-4.5%	Home	$1,301	Job Growth Nat’l Avg. ‘09F	-2.2%
Eff. Rent Growth ‘10F	-1.3%	Condo	$1,068	Housing Stock (MRQ)
Eff. Rent Growth ‘11F	1.1%	% Discount/Rent to Own	5% – 22%	Renter	282,068
		Median Home Price (MRQ)	$230,000	% of Total	36.8%
		Housing Affordability Score^	113	Multifamily permits ‘08	1,395
		Median Income (MRQ)	$71,000	Total permits ‘09F	3,850
Sources: AXIOMetrics and Company Reports, Most Recent Quarter (MRQ), ^Merrill Lynch Apartment Monitor, Latest Available Data (LAD)
* Assumes 30 yr fixed at 6.3%
Recent Activity
The Company owns two properties comprised of 914 apartment homes in Sacramento. UDR’s Sacramento properties have average rents of $932. Sacramento is the state capitol of California and also is home to Sacramento State University.
The Company has no plans to expand in this market

Sacramento Market Fact Sheet
Expected Completion 2010

		Year Built			Inc. per
Operating Properties	# Homes	ReDev	Redev.	Occupancy	Occ. Home
1 Woodlake Village	646	1979	K/B	93.3%	$872
2 Foothills Tennis Village	268	1988	K/B	96.2%	1,075

Grand Total	914			94.2%	$932

Portland Market Fact Sheet
Market Statistics & Peer Comparison

Portland Portfolio	Homes
Same Store Pool	716
Non-Matures	—
Homes in Development	—

Total	716
MRQ Mo. Inc./ Home (SS)	$988
MRQ Occupancy (SS)	94.9%

Company	# of Homes (SS)	Ave. Rent
UDR	716	$988
EQR	3,713	856

Total	4,429	$878
Portland is UDR’s #19
market and is expected to
contribute 1.4% of the
Company’s 2009 total
pro forma NOI.
Portland Market Statistics

2009 Market Forecast		Home Affordability		Supply/Demand
Effective Rent (MRQ)	$850	Ave. Market Rent	$878	Job Growth MRQ	-1.3%
Occupancy (MRQ)	94.2%	Mo Payment: Entry Level*:		Job Growth ‘09F	-2.4%
Eff. Rent Growth ‘09F	-3.8%	Home	$1,594	Job Growth Nat’l Avg. ‘09F	-2.2%
Eff. Rent Growth ‘10F	-1.1%	Condo	$1,320	Housing Stock (MRQ)
Eff. Rent Growth ‘11F	1.4%	% Discount/Rent to Own	33% – 45%	Renter	290,704
		Median Home Price (MRQ)	$278,600	% of Total	34.9%
		Housing Affordability Score^	87	Multifamily permits ‘08	3,772
		Median Income (MRQ)	$67,500	Total permits ‘09F	7,150
Sources: AXIOMetrics and Company Reports, Most Recent Quarter (MRQ), ^Merrill Lynch Apartment Monitor, Latest Available Data (LAD)
* Assumes 30 yr fixed at 6.3%
Recent Activity
UDR owns 716 apartment homes in three communities in the Portland market. The Company sold two of its Portland properties in the March, 2008 portfolio sale. Rents average $988 at UDR’s Portland communities with three bedroom homes renting for as much as $1,950. The Portland economy is fueled in large part by the technology industry and is home to Nike in the Portland suburb of Beaverton.

Portland Market Fact Sheet

		Year Built			Inc. per Occ.
Operating Properties	# Homes	ReDev	Redev.	Occupancy	Home
1 Andover Park	240	1989	K/B	94.7%	$1,031
2 Hunt Club	256	1985	K/B	96.0%	930
2 Tualatin Heights	220	1989	K/B	94.0%	1,009

Grand Total	716			94.9%	$988

Austin Market Fact Sheet
Market Statistics & Peer Comparison

Austin Portfolio	Homes
Same Store Pool	250
Non-Matures	390
Homes in Development	—

Total	640
MRQ Mo. Inc./ Home (SS)	$954
MRQ Occupancy (SS)	95.8%

Company	# of Homes	Ave. Rent
PPS	308	$1,329
UDR	250	954
CPT	1,898	896
CLP	1,910	818
MAA	1,392	783
AIV	1,145	759

Total	6,903	$850
Austin is UDR’s #20
market and is expected to
contribute 1.3% of the
Company’s 2009 total
pro forma NOI.
Austin Market Statistics

2009 Market Forecast		Home Affordability		Supply/Demand
Effective Rent (MRQ)	$832	Ave. Market Rent	$850	Job Growth MRQ	1.6%
Occupancy (MRQ)	93.1%	Mo Payment: Entry Level*:		Job Growth ‘09F	-1.8%
Eff. Rent Growth ‘09F	-3.1%	Home	$1,215	Job Growth Nat’l Avg. ‘09F	-2.2%
Eff. Rent Growth ‘10F	-1.8%	Condo	$995	Housing Stock (MRQ)
Eff. Rent Growth ‘11F	0.9%	% Discount/Rent to Own	15% – 30%	Renter	234,574
		Median Home Price (MRQ)	$190,900	% of Total	40.2%
		Housing Affordability Score^	112	Multifamily permits ‘08	5,304
		Median Income (MRQ)	$69,100	Total permits ‘09F	10,350
Sources: AXIOMetrics and Company Reports, Most Recent Quarter (MRQ), ^Merrill Lynch Apartment Monitor, Latest Available Data (LAD)
* Assumes 30 yr fixed at 6.3%
Recent Activity
In the third quarter of 2008, UDR purchased Residences at The Domain, a 390-home community built in 2007. This property is located in Domain Urban Village, an attractive mixed-use development with 700,000 square feet of retail and 75,000 square feet of office space. It is located in close proximity to proposed rail lines, including Capital MetroRail and Union Pacific Rail Line and to Central Austin and Northwest Austin job centers.
The Company also co-owns two properties, Red Stone Ranch (324 homes) and Lakeline Villas (309 homes) that are part of the Company’s Texas joint venture.

Austin Market Fact Sheet

		Year Built			Inc. per Occ.
Operating Properties	# Homes	ReDev	Redev.	Occupancy	Home
4 Barton Creek Landing	250	1986	K/B	95.8%	$954

Subtotal	250			95.8%	954
Non-Mature and Other
1 Red Stone Ranch (Texas JV)	324	2001	—	96.1%	848
2 Lakeline Villas (Texas JV)	309	2002	—	95.6%	808
3 Residences at The Domain	390	2007	—	90.2%	1,181

Subtotal[1]	390			90.2%	1,181

Grand Total (UDR)[1]	640			92.4%	$1,089

1 Excludes joint-venture homes

Transformation for Growth: UDR’s Strategies

• Strong portfolio, focused in markets with above average job growth expectations and low affordability • Excellent growth profile

• Development pipeline geographically aligned with operating portfolio • No new construction starts planned for 2009 due to economic conditions

• Focused operating model • Improved efficiency and effectiveness • Continued execution of technology initiatives

• Strong balance sheet • $1.3 billion of cash and credit capacity (1/31/09)
Safe Harbor: Statements contained in this publication, which are not historical facts, are forward-looking statements, as the term is defined in the Private Securities Litigation Reform Act of 1995. You can identify these forward-looking statements by the Company’s use of words such as, “expects,” “plans,” “estimates,” “projects,” “intends,” “believes,” and similar expressions that do not relate to historical matters. Such forward-looking statements are subject to risks and uncertainties which can cause actual results to differ materially from those currently anticipated, due to a number of factors, which include, but are not limited to, unfavorable changes in the apartment market, changing economic conditions, the impact of inflation/deflation on rental rates and property operating expenses, expectations concerning availability of capital and the stabilization of the capital markets, expectations concerning the collection of the note receivable from the 2008 portfolio sale, the impact of competition and competitive pricing, acquisitions or new developments not achieving anticipated results, delays in completing developments and lease-ups on schedule, expectations on job growth, home affordability and demand/supply ratio for multi-family housing, expectations concerning development and redevelopment activities, expectations on occupancy levels, expectations concerning the Vitruvian Park project, including expectations that the Company will be able to secure one of more institutional investor-partners, expectations that automation will help grow net operating income, expectations on post-renovated stabilized annual operating income, expectations on annualized net operating income and other risk factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time including the Company’s Annual Report on Form 10-K and the Company’s Quarterly Reports on Form 10-Q. All forward-looking statements in this document are made as of February 9, 2009, based upon information known to management as of the date hereof. The Company assumes no obligation to update or revise any of its forward-looking statements even if experience or future changes show that indicated results or events will not be realized.